SECURITY AGREEMENT

This Security Agreement (this “Agreement”) dated as of the 16th day of November, 2006 (the “Effective Date”), is made by Centurion Acquisitions, L.P., a Texas limited partnership and Pars Investments, Inc., a Texas corporation (for purposes of this Agreement each is referred to as a “Debtor” and collectively, “Debtors”), in favor of United Development Funding III, L.P., a Delaware limited partnership (“Lender”).

R E C I T A L S:

A. Lender has agreed to advance funds to Debtors pursuant to that Secured Promissory Note dated as of the Effective Date in the principal amount of $5,272,250.00 (the “Note”).

B. It is a condition precedent to Lender’s willingness to accept the Note and advance funds to Debtors thereunder that Debtors enter into this Agreement with Lender, pursuant to which Debtors grant Lender a security interest in and lien on all of their respective assets, and Debtors are willing to enter into this Agreement and agree to be bound by its terms and conditions.

AGREEMENT:

NOW, THEREFORE, in consideration of the foregoing premises and in order to induce Lender to accept the Note and advance funds thereunder, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Debtors jointly and severally covenant and agree with Lender as follows:

1. Definitions. All capitalized terms used but not defined in this Agreement shall have the respective meanings given to such terms in the Note. Notwithstanding the foregoing sentence, terms used in Article 9 of the Uniform Commercial Code (the “Code”) in the State of Texas, when used in this Agreement, have the definitions given to such terms as therein defined.

2. Grant of Security Interest. Each Debtor hereby assigns, pledges and grants to Lender for its benefit, a continuing security interest in all of such Debtor’s right, title and interest in and to all of its assets, whether now owned or hereafter acquired, and including, without limitation, all full and partial interests in the following (collectively, the “Collateral”):

(a) all accounts receivable, rights to payment, promissory notes, and all guarantees, security agreements, insurance policies, and security interests and the rights to receive payment thereon;

(b) all cash on hand, including, without limitation, cash held in bank accounts, brokerage accounts, certificates of deposit, and other depositories, all accounts receivable owing by any person or entity, including all such amounts due to such Debtor, and all security for payment thereof, and in and to all the proceeds, monies, income, instruments, securities, accounts, benefit, collections, tax refunds, insurance proceeds, and products thereof and thereon and attributable or accruing thereto;

(c) all of such Debtor’s interest in all equipment, inventory, materials, computer software and records, goods, and other personal property, and all documents and receipts covering such property, and all licenses and permits used or held for use in connection with such property;

(d) all patents, trademarks, service marks, copyrights, licenses, and all other intellectual property (collectively, the “Intellectual Property”), and all agreements and contracts to which such Debtor is a party regarding the use and exploitation of any of the Intellectual Property and applications therefor, now owned or hereafter acquired by such Debtor;

(e) all of such Debtor’s contract rights and other general intangibles relating to any of the Collateral, including, without limitation, all contract and other rights to receive proceeds and reimbursements and license agreements;

(f) all such Debtor’s interest in any subsidiary company, and all capital stock, equity interests, partnership interests, and membership interests and all warrants, options and other rights to purchase any such interests, in any other corporation, partnership, limited liability company or other business entity;

(g) all books and records (including electronic records, computer disks, tapes, printouts and other storage media) relating to any of the foregoing; and

(h) all of such Debtor’s interest in the proceeds of any sale or disposition of any of the foregoing, and in and to any and all money, documents, instruments, securities, or accounts owned or belonging to Debtor.

Debtors shall be deemed to have possession of any of the Collateral in transit to it or set apart for it or for any of its agents, affiliates or correspondents.

3. Security for Obligations. This Agreement and the security interest created and evidenced hereby secures the prompt and complete payment, observance and performance of all duties, liabilities, obligations and indebtedness owing by Debtors to Lender arising under the Note and the other Loan Documents, fixed or contingent, joint or several, whether as principal, surety, endorser, guarantor, or otherwise, now existing or hereafter arising, and all modifications, extensions, renewals, replacements, and increases of each of the foregoing (all such obligations and liabilities being the “Obligations”).

4. Debtors Remains Liable. Notwithstanding anything to the contrary contained in this Agreement: (a) Debtors shall remain liable under the contracts and agreements included in the Collateral and obligated to perform all of their respective duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Lender of any of its rights hereunder shall not release Debtors from any of their respective duties or obligations under the contracts and agreements included in the Collateral, and (c) Lender shall have no obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall Lender be obligated to perform any of the obligations or duties of Debtors thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

5. Representations and Warranties. Debtors jointly and severally represent and warrant as follows:

(a) Debtors own the Collateral free and clear of any lien, security interest, charge or encumbrance of any kind whatsoever (collectively, “Liens”) except for (i) the security interest created hereby in favor of Lender, (ii) Liens in favor of any person or entity that Lender has agreed in writing shall have priority over the Collateral (the “Senior Liens”), (iii) Liens approved by Lender pursuant to a written consent or agreement executed by Lender or otherwise permitted by the Loan Documents, and (iv) Liens for taxes not yet due and payable (collectively, the Liens described in clauses (i) through (iv) above are referred to herein as the “Permitted Liens”). No effective financing statement, continuation statement or amendment thereto promulgated under the Uniform Commercial Code of any state (collectively, “Financing Statements”) or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of Lender or in favor of the holder(s) of the Permitted Liens. The validity of the Collateral in whole or in part, and Debtors’ title thereto is not currently being questioned in any litigation or regulatory proceeding to which any Debtor is a party, nor is any such litigation or proceeding threatened.

(b) This Agreement creates and evidences a valid and perfected security interest in the Collateral, securing the payment of the Obligations, second in priority only to any Senior Liens, and all filings and other actions of Debtors necessary or desirable to perfect and protect such security interest have been, or will be upon request, duly taken by Debtors.

(c) No authorization, approval or other action by, and no notice to or other filing with, any governmental authority or regulatory body is required, either (i) for the grant by Debtors of the security interest granted hereby or for the execution, delivery or performance of this Agreement by Debtors, or (ii) for the perfection of or the exercise by Lender of its rights and remedies hereunder (other than the filing of Financing Statements by Lender).

(d) Each Debtor’s principal place of business is at the address for Debtors set forth in Section 17 of this Agreement (the “Principal Place of Business”). All Collateral and books of account and records relating to the Collateral are located at Debtors’ Principal Place of Business.

6. Covenants and Further Assurances.

(a) Each Debtor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or desirable, or that Lender may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Debtor will, subject to the priority rights, if any, of the holders of the Senior Liens: (i) mark conspicuously each document included in the Collateral and each of its records pertaining to the Collateral, with a legend, in form and substance satisfactory to Lender, indicating that such document or Collateral is subject to the security interest granted hereby; (ii) transfer, register or otherwise put any of the Collateral in the name of Lender or its nominee; and (iii) execute and file such Financing Statements, and such other instruments or notices, as may be necessary or desirable, or as Lender may request, in order to perfect and preserve the security interest granted or purported to be granted hereby.

(b) Debtors hereby authorize Lender to file one or more Financing Statements relative to all or any part of the Collateral without the signature of Debtors where permitted by law. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a Financing Statement where permitted by law. Each Debtor acknowledges and agrees that any Financing Statement filed by or on behalf of Lender against such Debtor, whether such filing is or was made prior to or after the date of this Agreement, is hereby deemed to include the security interest granted by this Agreement, regardless of whether such Financing Statement is or was filed in connection with the Loan or some other indebtedness owed to Lender.

(c) Debtors shall at all times maintain the Collateral and their respective books of account and records relating to the Collateral at their Principal Place of Business, and shall not relocate such books of account and records and Collateral unless they deliver to Lender, prior written notice of such relocation and the new location thereof (which must be within the United States). Debtors will furnish to Lender from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Lender may reasonably request, all in reasonable detail.

7. Insurance.

(a) Debtors shall, at their own expense, maintain insurance with respect to the Collateral in such amounts, against such risks, in such form and with such insurers, as shall be reasonably satisfactory to Lender from time to time. Debtors shall ensure that the Collateral is, and remains, insured against loss by fire and other casualty. Each policy for property damage insurance shall provide for all losses to be paid to Lender as holder of the security interest created hereby, subject to the priority rights, if any, of the holders of the Senior Liens. Each such policy shall in addition (i) contain the agreement (if available) by the insurer that any loss thereunder shall be payable to Lender notwithstanding any action, inaction or breach of representation or warranty by Debtors, subject to the priority rights, if any, of the holders of the Senior Liens, (ii) provide that there shall be no recourse against Lender for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 10 days prior written notice of cancellation or of lapse shall be given to Lender by the insurer. Debtors shall, if so requested by Lender, deliver to Lender original or duplicate policies of such insurance and, as often as Lender may reasonably request, a report of a reputable insurance broker selected by Debtors with respect to such insurance. Further, Debtors shall, at the request of Lender, duly execute and deliver instruments of assignment of such insurance policies to comply with the foregoing requirements and cause the respective insurers to acknowledge notice of such assignment.

(b) Reimbursement under any liability insurance maintained by Debtors may be paid directly to the person who shall have incurred liability covered by such insurance. All insurance payments to Lender in respect of Collateral shall be applied by Lender as specified in the Note.

8. Transfers and Other Liens. Debtors shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, other than obsolete or worn out property and sales of inventory in the ordinary course of business or as otherwise permitted by the Note, or create or suffer to exist any Lien upon or with respect to any of the Collateral to secure debt of any person, except for Permitted Liens.

9. Lender Appointed Attorney-in-Fact. Each Debtor hereby irrevocably appoints Lender as its attorney-in-fact, with full authority in the place and stead of such Debtor, as applicable, and in the name of such Debtor, as applicable, or otherwise, from time to time in Lender's discretion at any time after the occurrence of an Event of Default (as such term is defined in the Note), to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a) to obtain insurance required to be maintained by Debtors and to settle and adjust claims under any insurance policy;

(b) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due, under or in respect of any of the Collateral including, without limitation, moneys due and to become due;

(c) to file any claims or take any action or institute any proceedings which Lender may deem necessary or desirable to enforce the rights of Lender with respect to any of the Collateral;

(d) to commence and prosecute any actions in any court for the purposes of collecting amounts owed to Debtors and enforcing any other rights in respect thereof, and to defend, settle or compromise any action brought and, in connection therewith, and to give such discharge or release as Lender may deem appropriate;

(e) to receive, open and dispose of mail addressed to Debtors and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment made on account of or funds paid on behalf of and in the name of any Debtor;

(f) sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral as fully and completely as though Lender were the absolute owner thereof for all purposes;

(g) to execute Financing Statements or any other documents or writing deemed necessary by Lender to evidence or perfect Lender's security interest in the Collateral; provided that Lender agrees to furnish copies of any document executed hereunder to the appropriate Debtor, as applicable, upon request; and

(h) to enter on the premises of Debtors in order to exercise any of Lender's rights and remedies.

The foregoing appointment of Lender as attorney-in-fact is coupled with an interest and is irrevocable.

10. Rights Prior to Event of Default; Termination.

(a) Rights Prior to Event of Default. So long as no Event of Default shall have occurred and be continuing, Debtors shall be entitled to exercise any and all rights and powers relating or pertaining to the Collateral for any purpose not inconsistent with the terms of this Agreement.

(b) Termination of Rights. Debtors understand and agree that during any period when an Event of Default shall have occurred and be continuing, and after Lender has given written notice to Debtors that Lender has exercised its rights hereunder, all rights of Debtors to exercise power with respect to the Collateral, which Debtors were previously entitled to exercise shall cease and all such rights shall become vested in Lender, which shall have the sole and exclusive right and authority to exercise such power immediately upon such written notice. All amounts, if any, representing principal prepayment or payoffs and all amounts, if any, collected by Debtors after the occurrence of any Event of Default represents trust funds which are assigned and belong to Lender and which are to be immediately delivered to Lender, and any retention of such funds by Lender before and after the occurrence of an Event of Default shall be deemed to be a conversion of Lender's property, ipso facto. The obligor making any payment to Lender under this Agreement shall be fully protected in relying on the written statement of Lender that it then holds a security interest which entitles Lender to receive such payments. Any and all money and other property paid over to or received by Lender pursuant to the provisions hereof shall be retained by Lender as additional Collateral under this Agreement.

11. Lender May Perform. If any Debtor fails to perform any covenant or agreement contained in this Agreement, Lender may itself perform, or cause performance of, such covenant or agreement, and the expenses of Lender incurred in connection therewith shall be payable by Debtor and/or payable under the Note as a Discretionary Advance.

12. Lender's Duties. The powers conferred on Lender under this Agreement are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Lender shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

13. Remedies. If any Event of Default shall occur and be continuing, subject to the priority rights, if any, of the holders of the Senior Liens, Lender may protect and enforce its rights under this Agreement and the other Loan Documents by any appropriate proceedings, including proceedings for specific performance of any covenant or agreement contained in any Loan Document, and Lender may enforce the payment of any Obligations due it or enforce any other legal or equitable right which it may have. All rights, remedies and powers conferred upon Lender under the Loan Documents shall be deemed cumulative and not exclusive of any other rights, remedies or powers available under the Loan Documents or at law or in equity. Lender's authority and rights shall include, without limitation, the following:

(a) Lender may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral) and also may (i) require any or all Debtors to, and each Debtor hereby agrees that it will at its expense and upon request of Lender forthwith, assemble all or part of the Collateral as directed by Lender and make it available to Lender at a place to be designated by Lender which is reasonably convenient to it, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Each Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) business days' notice to such Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) All cash proceeds received by Lender in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of Lender, be held by Lender as Collateral for, and/or then or at any time thereafter applied in whole or in part by Lender against all or any part of the Obligations in such order as Lender shall elect, subject to any mandatory provisions of this Agreement or applicable law. Any surplus of such cash or cash proceeds held by Lender and remaining after payment in full of all the Obligations shall be paid over to Debtors or to whomsoever may be lawfully entitled to receive such surplus.

14. No Impairment. The execution and delivery of this Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment of the Obligations and no security taken hereafter as security for payment of the Obligations shall impair in any manner or affect this Agreement, all such present and further additional security to be considered as cumulative security. Any of the Collateral for, or any obligor on, any of the Obligations may be released without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Agreement as to the Collateral not expressly released, and this Agreement shall continue as a security interest and charge on all of the Collateral not expressly released until all the Obligations secured hereby have been paid in full. This Agreement shall not be construed as relieving Debtors from full recourse liability on the Obligations and any and all further and other indebtedness secured hereby and for any deficiency thereon.

15. Indemnity and Expenses.

(a)  Each Debtor agrees to indemnify Lender from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities resulting from Lender's gross negligence or willful misconduct.

(b) Each Debtor agrees that it will, upon demand, pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and disbursements of Lender’s counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder, or (iv) the failure by any Debtor to perform or observe any of the provisions hereof.

16. Security Interest Absolute. All rights of Lender and security interests hereunder, and all obligations of Debtors hereunder, shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of the Note or any other Loan Document or instrument relating thereto;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations or any other amendment or waiver of or any consent to any departure from the Note;

(c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations; or

(d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Debtor, or a third party holder of a security interest.

17. Notice. Any notice, request, demand or other communication required or permitted hereunder, will be in writing and will be mailed by registered or certified mail, postage prepaid, sent by facsimile, delivered personally by hand, or delivered by nationally recognized overnight delivery service addressed to Debtors at 3901 Airport Freeway, Suite 200, Bedford, Texas 76021, Facsimile No. Facsimile No. (817) 391-2501 or to Lender at 1812 Cindy Lane, Suite 200, Bedford, Texas 76021, Facsimile No. (817) 835-0383 or with respect to any party, to such other address as a party may have delivered to the other parties for purposes of notice. Each notice or other communication will be treated as effective and as having been given and received (a) if sent by mail, at the earlier of its receipt or three (3) business days after such notice or other communication has been deposited in a regularly maintained receptacle for deposit of United States mail, (b) if sent by facsimile, upon written or electronic confirmation of facsimile transfer, (c) if delivered personally by hand, upon written or electronic confirmation of delivery from the person delivering such notice or other communication, or (d) if sent by nationally recognized overnight delivery service, upon written or electronic confirmation of delivery from such service.

18. Continuing Security Interest. This Agreement shall create a continuing security interest in the Collateral. Upon the payment in full of the Obligations as determined by Lender in its sole discretion, the security interest granted hereby shall terminate. Upon any such termination, Lender will, at Debtors’ expense, execute and deliver to Debtors such documents as Debtors shall reasonably request to evidence such termination.

19. Mutual Understanding. Each Debtor represents and warrants to Lender that such Debtor has read and fully understands the terms and provisions hereof, has had an opportunity to review this Agreement with legal counsel and has executed this Agreement based on such Debtor’s own judgment and advice of counsel. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of authorship of any provision of this Agreement.

20. Further Assurances. Each Debtor at such Debtor’s expense will promptly execute and deliver to Lender on Lender’s request, all such other and further documents, agreements and instruments, and shall deliver all such supplementary information, in compliance with or accomplishment of the agreements of such Debtor under this Agreement.

21. Cumulative Remedies. Each Debtor hereby agrees that all rights and remedies that Lender is afforded by reason of the Loan Documents are separate and cumulative with respect to Debtors and otherwise and may be pursued separately, successively, or concurrently, as Lender deems advisable. In addition, all such rights and remedies of Lender are non-exclusive and shall in no way limit or prejudice Lender’s ability to pursue any other legal or equitable rights or remedies that may be available to Lender.

22. Enforcement and Waiver by Lender. Lender shall have the right at all times to enforce the provisions of this Agreement in strict accordance with their respective terms, notwithstanding any conduct or custom on the part of Lender in refraining from so doing at any time or times. The failure of Lender at any time or times to enforce its rights under such provisions, strictly in accordance with the same, shall not be construed as having created a custom or in any way or manner modified or waived the same. All rights and remedies of Lender are cumulative and concurrent and the exercise of one right or remedy shall not be deemed a waiver or release of any other right or remedy.

23. CHOICE OF LAW; JURISDICTION; VENUE. EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF SECURITY INTERESTS OR REMEDIES IN RESPECT OF ANY PARTICULAR COLLATERAL IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS, THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PROVISIONS. JURISDICTION FOR ALL MATTERS ARISING OUT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN DALLAS COUNTY, TEXAS, AND EACH DEBTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH STATE AND FEDERAL COURTS AND AGREES AND CONSENTS NOT TO ASSERT IN ANY PROCEEDING, THAT ANY SUCH PROCESS IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER, AND FURTHER AGREES TO A TRANSFER OF SUCH PROCEEDING TO THE COURTS SITTING IN DALLAS COUNTY, TEXAS.

24. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of them together shall constitute one and the same agreement.

25. Severability. If any provision of this Agreement shall be held invalid under any applicable laws, then all other terms and provisions of this Agreement shall nevertheless remain effective and shall be enforced to the fullest extent permitted by applicable law.

26. Amendments; Waivers. No amendment or waiver of any provision of this Agreement nor consent to any departure herefrom, shall in any event be effective unless the same shall be in writing and signed by the affected party, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Debtors may not be released from their obligations hereunder, except pursuant to a written instrument executed by Lender.

27. Binding Effect; Assignment. This Agreement shall be binding on Debtors and their respective successors and assigns, including, without limitation, any receiver, trustee or debtor in possession of or for any Debtor, and shall inure to the benefit of Lender and its successors and assigns. Debtors shall not be entitled to transfer or assign this Agreement in whole or in part without the prior written consent of Lender. This Agreement is freely assignable and transferable by Lender without the consent of Debtors. Should the status, composition, structure or name of any Debtor change, this Agreement shall continue and also cover such Debtor under the new status composition, structure or name according to the terms of this Agreement.

28. Captions. The captions in this Agreement are for the convenience of reference only and shall not limit or otherwise affect any of the terms or provisions hereof.

29. Number of Gender of Words. Except where the context indicates otherwise, words in the singular number will include the plural and words in the masculine gender will include the feminine and neutral, and vice versa, when they should so apply.

30. WAIVER OF JURY TRIAL, PUNITIVE DAMAGES, ETC. EACH DEBTOR HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, AND IRREVOCABLY (A) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH DEBTOR MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR DIRECTLY OR INDIRECTLY AT ANY TIME ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY OR ASSOCIATED HEREWITH OR THEREWITH, BEFORE OR AFTER MATURITY OF THE NOTE; (B) WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT SUCH DEBTOR MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY “SPECIAL DAMAGES”, AS DEFINED BELOW, (C) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OF LENDER OR COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (D) ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ENTER INTO THE NOTE AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION. AS USED IN THIS SECTION, “SPECIAL DAMAGES” INCLUDES ALL SPECIAL, CONSEQUENTIAL, EXEMPLARY, OR PUNITIVE DAMAGES (REGARDLESS OF HOW NAMED), BUT DOES NOT INCLUDE ANY PAYMENTS OR FUNDS WHICH ANY PARTY HERETO HAS EXPRESSLY PROMISED TO PAY OR DELIVER TO ANY OTHER PARTY HERETO.

31. ENTIRE AGREEMENT. THIS AGREEMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS TOGETHER CONSTITUTE THE ENTIRE AGREEMENT AMONG THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF, AND ALL PRIOR DISCUSSIONS, AGREEMENTS AND STATEMENTS, WHETHER ORAL OR WRITTEN, ARE MERGED INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES AND THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

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IN WITNESS WHEREOF, each Debtor has caused this Agreement to be duly executed and delivered on the 16th day of November, 2006, effective for all purposes as of the Effective Date.

DEBTORS:

CENTURION ACQUISITIONS, L.P. a Texas limited partnership By: Pars Investments, Inc. Its: General Partner

By:	/s/ Mehrdad Moayedi
Name: Mehrdad Moayedi
Its: President

PARS INVESTMENTS, INC. a Texas corporation

Date:	By:	/s/ Mehrdad Moayedi
Name: Mehrdad Moayedi
Its: President